SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported)     May 14, 2003


                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-7109                     16-0837866
----------------------------   -----------------------       -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)



                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
                                  ------------
               (Registrant's telephone number including area code)

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit 99.1      Servotronics, Inc. Press Release issued on May 14, 2003.


ITEM 9.  Regulation FD Disclosure

     On May 14, 2003, Servotronics, Inc. issued a press release announcing its financial results for the period ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information provided in this Current Report on Form 8-K is being provided under Item 12 of Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 15, 2003

                                                 SERVOTRONICS, INC



                                           By: /s/ Lee D. Burns, Treasurer & CFO
                                           ------------------------------------
                                                   Lee D. Burns
                                                   Treasurer & CFO

Exhibit Index

Exhibit No.             Description
-----------             -----------

99.1                    Servotronics, Inc. Press Release issued on May 14, 2003.